NSAR ITEM 77O
                                      2000
                             Van Kampen Utility Fund
                               10f-3 Transactions


  UNDERWRITING #                UNDERWRITING         PURCHASED FROM   AMOUNT OF SHARES      % OF         DATE OF
                                                                         PURCHASED        UNDERWRITING   PURCHASE


         1                       Tycom Ltd.          Merrill Lynch         1,700            0.003%       07/26/00
         2                  Southern Energy Inc.      Lehman Bros.        15,700            0.027%       09/26/00
         3
         4
         5


Underwriting Participants for #1

Goldman Sachs & Co.
Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities
Lehman Brothers
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
Chase Securities Inc.
Deutsche Bank Securities Inc.
UBS Warburg LLC
ABN AMRO Incorporated
A.G. Edwards & Sons, Inc.
Sanford C. Bernstein & Co. Inc.
Blaylock & Partners, L.P.
The Buckingham Research Group Incorporated
Credit Lyonnais Securities (USA) Inc.
ING Barings LLC
McDonald Investments Inc.
Neuberg Berman, LLC
Wasserstein Perella Securities, Inc.
Wit Soundview Corp.
M.R. Beal & Company
Commerzbank Capital Markets Corporation
May Davis Group Inc.
Ramirez & Co.
Scotia Capital (USA) Inc.
Sturdivant & Co., Inc.
The Williams Captial Group, L.P.


Underwriting Participants for #2

Goldman Sachs & Co
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc
Lehman Brothers Inc.
Salomon Smith Barney Inc.
ABN AMRO Incorporated
Blaylock & Partners, L.P.
Chase Securities Inc
Commerzbank Aktiengesellschaft
The Williams Capital Group, L.P.

                                  NSAR ITEM 77O
                                      2000
                                 VK Growth Fund
                               10f-3 Transactions


  UNDERWRITING #            UNDERWRITING                   PURCHASED FROM       AMOUNT OF SHARES       % OF          DATE OF
                                                                                   PURCHASED         UNDERWRITING   PURCHASE


         1                    SINA.com                   Wheat First Union           300               0.008%       04/13/00
         2             Stratos Lightwave, Inc.             Piper Jaffray           3,400               0.039%       06/26/00
         3             Capstone Turbine Corp.               Robert Baird           1,800               0.020%       06/28/00
         4          Dialog Semiconductor Plc ADS         Robertson Stephens        4,500               0.053%       06/28/00
         5           Axcelis Technologies, Inc.            Dain Rauscher           7,700               0.050%       07/10/00
         6              DeCODE genetics, Inc.               Lehman Bros.             400               0.004%       07/17/00
         7         Mainspring Communications, Inc.           1st Albany              400               0.010%       07/26/00
         8               Avici Systems Inc.                 SBC Warburg              500               0.007%       07/27/00
         9            OPNET Technologies, Inc.           Wheat First Union           400               0.010%       09/01/00
        10         California Pizza Kitchen, Inc.        Robertson Stephens          400               0.008%       08/01/00
        11         Speechworks International Inc.          Piper Jaffray           1,100               0.023%       08/01/00
        12        Entravision Communications Corp.         Merrill Lynch          27,500               0.060%       08/02/00
        13                  Calpine Corp.             Gerard Klauer Mattision     11,000               0.110%       08/03/00
        14                   Giganet Ltd                 Wheat First Union           700               0.014%       08/04/00
        15               Active Power, Inc.                 Oppenheimer            3,000               0.038%       08/07/00
        16              Southern Energy Inc.               Goldman Sachs          15,900               0.027%       09/26/00
        17           Proton Energy Systems Inc.           CS First Boston            900               0.013%       09/28/00


Other firms participating in the underwritings:

Underwriting Participants for #1

Morgan Stanley & Co. Incorporated
China International Capital Corporation
Chase Securities Inc
FleetBoston Robertson Stephens Inc.
Core Pacific-Yamaichi International (HK) Limited
A.G. Edwards & Sons, Inc
First Union Securities, Inc
Janney Montgomery  Scott LLC
Edward D. Jones & Co
McDonald Investments, Inc
Raymond James & Associates, Inc.


Underwriters for #2

Lehman Brothers Inc.
CIBC World Markets Corp.
U.S. Bancorp Piper Jaffray Inc.
Robert W. Baird & Co. Incorporated
Tucker Anthony Incorporated
Fidelity Capital Markets
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Chase Securities Inc.
A.G. Edwards & Sons, Inc.
FleetBoston Robertson Stephens Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
SG Cowen Securities Corporation
Dain Rauscher Incorporated
Gruntal & Co. LLC
Edward D. Jones & Co. L.P.
Raymond James & Associates, Inc.
Wachovia Securities, Inc.


Underwriters for #3

Goldman Sachs & Co. oHG
Deutsche Bank Aktiengesellschaft
FleetBoston Robertson Stephen International Ltd.
Morgan Stanley & Co. International Limited

Underwriters for #4

Salomon Smith Barney
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette
CIBC World Markets
BancBoston Robertson Stephens Inc.
Credit Lyonnais Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities
A.G. Edwards & Sons, Inc.
ING  Barings LLC
Lazard Freres & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley & Co
PaineWebber Incorporated
Prudential Securities Incorporated
Schroader & Co. Inc.
Wasserstain Perella Securities, Inc.
Guzman & Company
Samuel A. Ramirez & Co.
Raymond James & Associates
The Robinson-Humphrey


Underwriters for #5

Goldman Sachs & Co.
Morgan Stanley Dean Witter



Underwriters for #6

Morgan Stanley & Co.
Lehman Bros.

Underwriting Participants for # 7

Morgan Stanley & Co. Incorporated
Chase Securities Inc.
Thomas Weisel Partners LLC
FAC/Equities
Advest, Inc.
Robert W. Baird & Co. Incorporated
First Union Securities Inc.
Friedman, Billings, Ramsey & Co. Inc.
Janney Montgomery Scott LLC.
Edward D. Jones & Co. L.P.
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
McDonald Investments Inc
SunTrust Equitable Securities Corp.


Underwriting Participants for #8

Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Salomon Smith Barney
SoundView Technology Group
BancBoston Robertson Stephens
Hambrecht & Quist
Invemed Associates LLC
Morgan Stanley & Co. Incorporated
Rodman & Renshaw, Inc.
Charles Schwab & Co. Inc.
U.S. Bancorp Piper Jaffray Inc,.
Volpe Brown Whelan & Company


Underwriting Participants for #9

Morgan Stanley & Co. Incorporated
FleetBoston Robertson Stephens Inc.
Friedman, Billings, Ramsey & Co.
Banc of America Securities LLC
Chase Securities Inc.
Dain Rauscher Wessels
First Union Securities, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co.
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc.
Brad Peery Inc.


Underwriting Participants for #10

Banc of America Securities LLC
Deutsche Bank Securities Inc.
FleetBoston Robertson Stephens Inc.
Credit Suisse First Boston Corporation
Dain Rauscher Incorporated
Donaldson, Lufkin & Jenrette Securities
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley & Co. Incorporated
U.S. Bancorp Piper Jaffray Inc.
Roth Capital Partners, Inc.
Ferris, Baker Watts, Inc.
Hoak Breedlove Wesneski & Co.
John G. Kinnard & Co.
Morgan Keegan & Company
Pacific Crest Securities
Sandler O'Neill & Partners L.P.
Southwest Securities, Inc.
H.C. Wainwright & Co., Inc.
Wedbush Morgan Securities, Inc.


Underwriting Participants for #11

Chase Securities Inc.
J.P. Morgan Securities Inc.
U.S. Bancorp Piper Jaffray Inc.
Bear Stearns & Co. Inc.
Dain Rauscher Wessels
Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley Dean Witter
S.G. Cowen Securities
Adams Harkness & Hill, Inc.
Advest, Inc.
Chatsworth Securities LLC
Fidelity Capital Markets
First Analysis Securities Corporation
Ladenburg, Thalmann & Co. Inc.
Tucker Anthony Cleary Gull

Underwriting Participants for # 12

Donaldson, Lufkin & Jenrette Securities Corporation
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner Y Smith Incorproated
Salomon Smith Barney Inc.
Bear, Stearns & Co.
DLJdirect Inc.
Allen & Company Incorporated
Banc of America Securities LLC
Chase Securities, Inc.
CIBC World Markets Corp.
Deutsche  Bank Securities
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Fleetboston Robertson Stephens
Lazard Freres & Co. LLc
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
C.E. Unterberg, Towbin
Wasserstein Perella Securiites Inc.
Advest, Inc.
Arnhold and S. Bleichroeder, Inc.
William Blair & Company, LLC
Crowell, Weedon & Co.
Fahnestock & Co. Inc.
First Albany Corporation


Underwriting Participants for #13

Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette
Goldman, Sachs & Co.
CIBC World Markets Corp.
Gerard Klauer Mattison & Co.
Morgan Stanley & Co. Incorporated
Deutsche Bank Securities Inc.
PaineWebber Incorporated
Salomon Smith Barney Inc.
ABN AMRO Incorporated
Banc of America Securities LLC
FleetBoston Robertson Stephens Inc.
ING Barings LLC
UBS Warburg LLC


Underwriting Participants for #14

Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
FleetBoston Roberston Stephens Inc.
CIBC World Markets Corp.
Dain Rauscher Wessels
Donaldson, Lufkin & Jenrette Securities
A.G. Edwards & Sons
First Union Securities, Inc.
Edward D. Jones & Co.
Needham & Company
Prudential Securities Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated

Underwriting Participants for # 15

Goldman Sachs & Co.
Merrill Lynch Pierce, Fenner & Smith
Morgan Stanley & Co.
CIBC World Markets Corp
A.G. Edwards & Sons, Inc.
Edward D. Jones
Wit SoundView Corporation
Adams, Harkness & Hill, Inc.
FAC/Equities
Frost Securities Inc.
Morgan Keegan & Company
H.C. Wainwright & Co.


Underwriting Participants for #16

Goldman Sachs & Co.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Salomon Smith Barney Inc.
ABN AMRO Incorporated
Blaylock & Partners, L.P.
Chase Securities Inc.
Commerzbank Aktiengesellschaft
the Williams Capital Group, L.P.


Underwriting Participants for #17

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Adams, Harkness & Hill, Inc.
Coburn & Meridith, Inc.
Deutsche Bank Securities, Inc.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Jefferies & Company, Inc.
Edward D. Jones & Co. L.P.
C.L. King & Associates

                                  NSAR ITEM 77O
                                      2000
                            VKAggressive Growth Fund
                               10f-3 Transactions


  UNDERWRITING #            UNDERWRITING                   PURCHASED FROM      AMOUNT OF SHARES        % OF         DATE OF
                                                                                  PURCHASED          UNDERWRITING   PURCHASE


         1                 i3 Mobile, Inc.                 DB Alex Brown           25,100              0.492%       04/06/00
         2                    SINA.com                   Hambrecht & Quist          2,400              0.060%       04/13/00
         3                  Dynergy Inc.                    Lehman Bros.          171,900              2.022%       04/18/00
         4             Stratos Lightwave, Inc.              Lehman Bros.           35,700              0.408%       06/26/00
         5             Capstone Turbine Corp.              Goldman Sachs           19,000              0.209%       06/28/00
         6          Dialog Semiconductor Plc ADS           Goldman Sachs           47,600              0.560%       06/28/00
         7           Axcelis Technologies, Inc.            Goldman Sachs           82,900              0.535%       07/10/00
         8              DeCode genetics, Inc.               Lehman Bros.            4,700              0.049%       07/17/00
         9                   Tycom Ltd.                 Salomon Smith Barney       18,600              0.030%       07/26/00
        10         Mainspring Communications, Inc.       Hambrecht & Quest          4,700              0.118%       07/26/00
        11                  Avici Systems                   J.P. Morgan             5,700              0.081%       07/27/00
        12            OPNET Technologies, Inc.            CS First Boston           4,800              0.120%       08/01/00
        13         California Pizza Kitchen, Inc.      Montgomery Securities        4,800              0.091%       08/01/00
        14         Speechworks International Inc.        Hambrecht & Quist         11,800              0.248%       08/01/00
        15        Entravision Communications Corp.              DLJ               297,400              0.647%       08/02/00
        16                   Giganet Ltd                    Lehman Bros.            7,100              0.142%       08/04/00
        17                  Active Power                   Goldman Sachs           33,000              0.413%       08/07/00
        18               Curon Medical Inc.                  SBC Warbug            10,000              0.200%       09/21/00
        19           Proton Energy Systems Inc.         Salomon Smith Barney        9,700              0.139%       09/28/00


Underwriting Participants:

Underwriters for #1

Deutsche Bank Securities, Inc
Chase Securities Inc.
Credit Suisse First Boston Corporation
Bank of America Securities LLC
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Donaldson, Lufkin & Jenrette Securities Corp.
FleetBoston Robertson Stephens Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporation
Morgan Stanley & Co. Inc.
Wit Soundview
Dain Rauscher Wessels
Gabelli & Company, Inc.
Gerard Klauer Mattison & Co., Inc.
C.L. King & Associates, Inc.
Brad Peery Inc.
U.S. Bancorp Piper Jaffray Inc.
Shield & Company
First Security Van Kasper
Wedbush Morgan Securities, Inc.


Underwriters for #2

Morgan Stanley & Co. Incorporated
China International Capital Corporation
Chase Securities Inc.
FleetBoston Robertson Stephens Inc.
Core Pacific-Yamaichi International (HK) Limited
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Janney Montgomery  Scott LLC
Edward D. Jones & Co.
McDonald Investments, Inc.
Raymond James & Associates, Inc.


Underwriters for #3

Lehman Brothers Inc.
Goldman Sachs & Co.
Banc of America Securities LLC
CIBC World Markets Corp.
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith
ABN AMRO Incorporated
Paine Webber Incorporated
Dain Rauscher Incorporated
Deutsche Bank Securities Inc.
Fidelity Capital Markets
FleetBoston Robertson Stephens Inc.
Jeffries & Company
Morgan Stanley & Co. Incorporated
Petrie Parkman & Co. Inc.
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Simmons & Company International


Underwriter Participant for #4

Lehman Brothers Inc.
CIBC World Markets Corp.
U.S. Bancorp Piper Jaffray Inc.
Robert W. Baird & Co. Incorporated
Tucker Anthony Incorporated
Fidelity Capital Markets
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Chase Securities Inc.
A.G. Edwards & Sons, Inc.
FleetBoston Robertson Stephens Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
SG Cowen Securities Corporation
Dain Rauscher Incorporated
Gruntal & Co. LLC
Edward D. Jones & Co. L.P.
Raymond James & Associates, Inc.
Wachovia Securities, Inc.

Underwriting Participants for #5

Goldman Sachs & Co. oHG
Deutsche Bank Aktiengesellschaft
FleetBoston Robertson Stephens Internation Limited
Morgan Stanley & Co. International Limited


Underrwriting Participants for #6

Salomon Smith Barney
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette
CIBC World Markets
BancBoston Robertson Stephens Inc.
Credit Lyonnais Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities
A.G. Edwards & Sons, Inc.
ING  Barings LLC
Lazard Freres & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley & Co
PaineWebber Incorporated
Prudential Securities Incorporated
Schroader & Co. Inc.
Wasserstain Perella Securities, Inc.
Guzman & Company
Samuel A. Ramirez & Co.
Raymoind James & Associates
The Robinson-Humphrey Company


Underwriters for #7

Goldman, Sachs & Co.
Morgan Stanley Dean Witter

Underwriting Participants for #8

Morgan Stanley & Co. Incorp.
Lehman Brothers

Underwriting Participants for #9

Goldman Sachs & Co.
Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities
Lehman Brothers
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
Chase Securities Inc.
Deutsche Bank Securities Inc.
UBS Warburg LLC
ABN AMRO Incorporated
A.G. Edwards & Sons, Inc.
Sanford C. Bernstein & Co. Inc.
Blaylock & Partners, L.P.
The Buckingham Research Group Incorporated
Credit Lyonnais Securities (USA) Inc.
ING Barings LLC
McDonald Investments Inc.
Neuberg Berman, LLC
Wasserstein Perella Securities, Inc.
Wit Soundview Corp.
M.R. Beal & Company
Commerzbank Capital Markets Corporation
May Davis Group Inc.
Ramirez & Co.
Scotia Capital (USA) Inc.
Sturdivant & Co., Inc.
The Williams Captial Group, L.P.


Underwriting Participants for #10

Morgan Stanley & Co. Incorporated
Chase Securities Inc.
Thomas Weisel Partners LLC
FAC/Equities
Advest, Inc.
Robert W. Baird & Co. Incorporated
First Union Securities Inc.
Friedman, Billings, Ramsey & Co. Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co. L.P.
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
McDonald Investments Inc.
SunTrust Equitable Securities Corp.


Underwriting Participants  for #11

Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Salomon Smith Barney
SoundView Technology Group
BancBoston Robertson Stephens
Hambrecht & Quist
Invemed Associates LLC
Morgan Stanley & Co. Incorporated
Rodman & Renshaw, Inc.
Charles Schwab & Co. Inc.
U.S. Bancorp Piper Jaffray Inc,.
Volpe Brown Whelan & Company

Underwriting Participants for #12

Morgan Stanley & Co. Incorporated
FleetBoston Robertson Stephens Inc.
Friedman, Billings, Ramsey & Co.
Banc of America Securities LLC
Chase Securities Inc.
Dain Rauscher Wessels
First Union Securities, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co.
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc.
Brad Peery Inc.


Underwriting Participants for #13

Banc of America Securities LLC
Deutsche Bank Securities Inc.
FleetBoston Robertson Stephens Inc.
Credit Suisse First Boston Corporation
Dain Rauscher Incorporated
Donaldson, Lufkin & Jenrette Securities
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley & Co. Incorporated
U.S. Bancorp Piper Jaffray Inc.
Roth Capital Partners, Inc.
Ferris, Baker Watts, Inc.
Hoak Breedlove Wesneski & Co.
John G. Kinnard & Company
Morgan Keegan & Company
Pacific Crest Securities
Sandler O'Neill & Partners L.P.
Southwest Securities, Inc.
H.C. Wainwright & Co., Inc.
Wedbush Morgan Securities Inc.


Underwriting Participants for #14

Chase Securities Inc.
J.P. Morgan Securities Inc.
U.S. Bancorp Piper Jaffray Inc.
Bear Stearns & Co. Inc.
Dain Rauscher Wessels
Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley Dean Witter
S.G. Cowen Securities
Adams Harkness & Hill, Inc.
Advest, Inc.
Chatsworth Securities LLC
Fidelity Capital Markets
First Analysis Securities Corporation
Ladenburg, Thalmann & Co. Inc.
Tucker Anthony Cleary Gull


Underwriting Participants for #15

Donaldson, Lufkin & Jenrette Securities Corporation
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner Y Smith Incorproated
Salomon Smith Barney Inc.
Bear, Stearns & Co.
DLJdirect Inc.
Allen & Company Incorporated
Banc of America Securities LLC
Chase Securities, Inc.
CIBC World Markets Corp.
Deutsche  Bank Securities
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Fleetboston Robertson Stephens
Lazard Freres & Co. LLc
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
C.E. Unterberg, Towbin
Wasserstein Perella Securiites Inc.
Advest, Inc.
Arnhold and S. Bleichroeder, Inc.
William Blair & Company, LLC
Crowell, Weedon & Co.
Fahnestock & Co. Inc.
First Albany Corporation


Underwriting Participants  for #16
----------------------------------
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
FleetBoston Robertson Stephens Inc.
CIBC World Markets Corp
Dain Rauscher Wessels
Donaldson, Lufkin & Jenrette Securities Corp.
A.G. Edwards & Sons
First Union Securities, Inc.
Edward D. Jones & Co.
Needham & Company
Prudential Securities Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated


Underwriters for #17
--------------------
Goldman Sachs & Co.
Merrill Lynch Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co.
CIBC World Markets Corp
A.G. Edwards & Sons, Inc.
Edward D. Jones
Wit SoundView Corporation
Adams, Harkness & Hill, Inc.
FAC/Equities
Frost Securities Inc.
Morgan Keegan & Company
H.C. Wainwright & Co.

Underwriters for #18

UBS Warburg LLC
CIBC World Markets Corp.
SG Cowen Securities Corporation
Donaldson, Lufkin & Jenrette Securities A.G.
A.G. Edwards & Sons, Inc.
ING Barings LLC
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Pudential Securities Incorporated
Robertson Stephens, Inc.
U.S. Bancorp Piper Jaffray Inc.
Advest, Inc.
Robert Baird & Co. Incorporated
Pacific Growth Equities, Inc.
Pennsylvania Merchant Group
Tucker Anthony Incorporated


Underwriters for #19

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Adams, Harkness & Hill, Inc.
Coburn & Meridith, Inc.
Deutsche Bank Securities, Inc.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Jefferies & Company, Inc.
Edward D. Jones & Co. L.P.
C.L. King & Associates